EXHIBIT 10.52

                  FIRST AMENDMENT AND SUPPLEMENT TO
                          CREDIT AGREEMENT

                           BY AND BETWEEN

                    MAGNOLIA PIPELINE CORPORATION,
                            as Borrower,

                        COMPASS BANK-HOUSTON,
                              as Lender,


                      Effective as of May 8, 1996

                           TABLE OF CONTENTS

                                                          Page
                  ARTICLE I.  DEFINITIONS

Section 1.01   Terms Defined Above                          1
Section 1.02   Terms Defined in Credit Agreement            1
Section 1.03   Other Definitional Provisions                1

                 ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

Section 2.01   Amendments and Supplements to Definitions    2
Section 2.02   Amendments and Supplements to Article II     2
Section 2.03   Amendments and Supplements to Article VIII   3
Section 2.04   Amendments and Supplements to Article IX     3

                 ARTICLE III.  CONDITIONS

Section 3.01   Loan Documents                               3
Section 3.02   Corporate Proceedings of Loan Parties        4
Section 3.03   Representations and Warranties               4
Section 3.04   No Default                                   4
Section 3.05   No Change                                    4
Section 3.06   Security Instruments                         4
Section 3.08   Other Instruments or Documents               4

                ARTICLE IV.  MISCELLANEOUS

Section 4.01   Adoption, Ratification and Confirmation
                of Credit Agreement                         5
Section 4.02   Successors and Assigns                       5
Section 4.03   Counterparts                                 5
Section 4.04   Number and Gender                            5
Section 4.05   Entire Agreement                             5
Section 4.06   Invalidity                                   5
Section 4.07   Titles of Articles, Sections and Subsections 5
Section 4.08   Governing Law                                6
Section 4.08   Security                                     6

Exhibit A - Form of Note
Exhibit B - Security Instruments

                       FIRST AMENDMENT AND SUPPLEMENT TO
                               CREDIT AGREEMENT


         This FIRST AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT (this "First Amendment") executed effective as of the 8th day of May, 1996 (the "Effective Date"), is by and between MAGNOLIA PIPELINE CORPORATION, an Alabama corporation ("Borrower") and COMPASS BANK-HOUSTON, a Texas State Chartered Banking Institution ("Lender").

                             W I T N E S S E T H:

         WHEREAS, Borrower and Lender are parties to that certain
Credit Agreement dated as of December 20, 1995 (the "Credit
Agreement"), pursuant to which Lender agreed to make loans to and extensions of credit on behalf of Borrower;

         WHEREAS, Borrower has requested that Lender, among other things, increase the amount of the loan facility under the Credit
Agreement and Lender has agreed to such request upon the terms and conditions set forth herein; and

         WHEREAS, Borrower and Lender desire to amend the Credit
Agreement in the particulars hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                     ARTICLE I.  DEFINITIONS

Section 1.01 Terms Defined Above. As used in this First Amendment, each of the terms "Borrower", "Credit Agreement", "Effective Date", "First Amendment", and "Lender" shall have the meaning assigned to such term hereinabove.

Section 1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit
Agreement, unless expressly provided to the contrary.

Section 1.03               Other Definitional Provisions.

                  (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.

                  (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.


                   ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

         Borrower and Lender agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

Section 2.01               Amendments and Supplements to Definitions.

                  (a)      The following terms, which are defined in
         Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

                           "Agreement" shall mean this Credit Agreement,
                  as amended and supplemented by the First Amendment and as the same may from time to time be further amended or supplemented.

                           "First Amendment" shall mean that certain
                  First Amendment and Supplement to Credit Agreement dated as of May 8, 1996, by and between Borrower and Lender.

                           "Maximum Credit Amount" shall mean an amount
                  at any time equal to $1,778,560, subject to reductions in such amount pursuant to Section 2.03.

Section 2.02               Amendments and Supplements to Article II.

                  (a) Section 2.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(a)     Commencing on June 1, 1996 and on the
                  first day of each calendar month thereafter, the Maximum Credit Amount shall be reduced by an amount equal to $23,000.00. The amount of such reduction in the Maximum Credit Amount may be adjusted from time to time based upon semi-annual reviews performed by Lender at its option."

                  (b) Section 2.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

Section 2.05 Note. The Loans shall be evidenced by a single promissory note of Borrower in substantially the form of Exhibit A attached to the First Amendment, dated the effective date of the First Amendment, payable to the order of Lender in a principal amount equal to the Commitment and otherwise duly completed. The date and amount of each Loan and all payments made on account of the principal thereof, shall be recorded by Lender on its books for the Note, and, prior to any transfer, endorsed by Lender on the schedule attached to such Note or any continuation thereof. Such records shall be deemed conclusive absent manifest error."

Section 2.03 Amendments and Supplements to Article VIII. Article VIII of the Credit Agreement is hereby amended and supplemented by adding thereto a new Section, being Section 8.09, as follows:

"Section 8.09         Tuscaloosa County, Alabama Mortgage.  Within 30 days
after the effective date of the First Amendment, Borrower shall provide Lender with an exhibit describing its Properties comprising the Magnolia Pipeline System located in Tuscaloosa County, Alabama and a cover page for a Mortgage, Assignment of Proceeds, Security
Agreement and Financing Statement, each in form and substance legally sufficient for recording in Tuscaloosa County, Alabama and perfecting a Lien in such Property in favor of Lender."

Section 2.04          Amendments and Supplements to Article IX.
Section 9.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

"Section 9.11         Tangible Net Worth.  From and after March 31, 1996,
Borrower will not permit its Tangible Net Worth to be less than $3,100,000 at any time, with such minimum amount being permanently increased by an amount equal to 50% of positive net income of Borrower for each fiscal quarter of Borrower, and 100% of equity received by Borrower subsequent to March 31, 1996; provided, however such minimum amount shall not be decreased as a result of any losses or negative net income of Borrower."


                        ARTICLE III.  CONDITIONS

         The enforceability of this First Amendment against Lender is subject to the satisfaction of the following conditions precedent:

Section 3.01 Loan Documents. Lender shall have received the following:

                  (a) multiple original counterparts, as requested by Lender, of this First Amendment and each of the other Security Instruments described or referred to in attached Exhibit B, executed and delivered by a duly authorized officer of Borrower, MERI and Lender, and each other Guarantor, as applicable; and

                  (b)      the Note, duly completed and executed by Borrower.

Section 3.02 Corporate Proceedings of Loan Parties. Lender shall have received multiple copies, as requested by Lender, of the resolutions, in form and substance reasonably satisfactory to Lender, of the Boards of Directors of Borrower and MERI, authorizing the execution, delivery and performance of this First
Amendment, the Note and any other Security Instrument to which they are respectively a party, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of Borrower or as applicable, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consents or at meetings of the Boards of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the respective articles of incorporation and bylaws of Borrower and MERI have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of Borrower or MERI, as applicable, executing this First Amendment, the Note and/or any Security Instrument executed pursuant hereto.

Section 3.03 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by Borrower and the Guarantors in or pursuant to the Security
Instruments, including the Credit Agreement, shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

Section 3.04 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

Section 3.05 No Change. No event shall have occurred since September 8, 1995, which, in the reasonable opinion of Lender, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of Borrower.

Section 3.06          Security Instruments.  All of the Security
Instruments shall be in full force and effect and provide to Lender the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

Section 3.07 Facility Fee. Without in any manner limiting or negating any obligation of Borrower for the payment of other fees pursuant to the Credit Agreement, contemporaneously with the execution of this First Amendment, Borrower shall pay to Lender a facility fee of $3,500.

Section 3.08 Other Instruments or Documents. Lender or its counsel shall receive such other instruments or documents as they may reasonably request.


                     ARTICLE IV.  MISCELLANEOUS

Section 4.01 Adoption, Ratification and Confirmation of Credit Agreement. Borrower and Lender each hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

Section 4.02 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 4.03 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by Borrower, the Guarantor, Lender and Lender. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First
Amendment by each necessary party hereto and shall constitute one instrument.

Section 4.04 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 4.05 Entire Agreement. This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

Section 4.06 Invalidity. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

Section 4.07 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

Section 4.08 Governing Law. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

Section 4.09 Security. The $1,778,560.00 Note is part of the Indebtedness under the Credit Agreement, as amended and supplement-ed hereby, and as such is and shall be secured by all of the Property in which the Lender has a Lien pursuant to the Security
Instruments without the necessity to formally amend any such Security Instruments to specifically describe the $1,778,560.00
Note.


         This First Amendment, the Credit Agreement, as supplemented and amended hereby, the Notes, and the other Security Instruments represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

         There are no unwritten oral agreements between the parties.





                  [SIGNATURES BEGIN NEXT PAGE]


         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                           MAGNOLIA PIPELINE CORPORATION


                                             By:
                                             Name:
                                             Title:



LENDER:                             COMPASS BANK-HOUSTON


                                             By:
                                             Name:
                                             Title:



                                EXHIBIT A
                               FORM OF NOTE

$1,778,560.00                                           May 8, 1996


         FOR VALUE RECEIVED, MAGNOLIA PIPELINE CORPORATION, an Alabama corporation (the "Borrower"), hereby promises to pay to the order of COMPASS BANK- HOUSTON (the "Lender"), at its Principal Office at
24 Greenway Plaza, P.O. Box 4444, Houston, Texas, 77210-4444, the principal sum of ONE MILLION SEVEN HUNDRED SEVENTY-EIGHT THOUSAND
FIVE HUNDRED SIXTY AND NO/100 Dollars ($1,778,560.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by Lender to Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date, amount, and maturity of each Loan made by Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by Lender on its books and, prior to any transfer of this Note, endorsed by Lender on the schedule attached hereto or any continuation thereof.

         This Note is the note referred to in the Credit Agreement dated as of December 20, 1995 between Borrower and Lender, as amended, and evidences Loans made by Lender thereunder (such Credit Agreement as the same may be amended or supplemented from time to time, the "Credit Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the Security Instruments. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

         This Note is issued in replacement of and substitution for that certain $1,500,000.00 note dated December 20, 1995, executed by Borrower and payable to the order of Lender ("Replaced Note"), and to the extent of $1,428,560.00, this Note represents a renewal and rearrangement of the principal balance now owing upon the Replaced Note. The balance of this Note represents additional funds advanced by Lender to Borrower.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                           MAGNOLIA PIPELINE CORPORATION


                           By:
                           Name:
                           Title:


                                  EXHIBIT B

                            SECURITY INSTRUMENTS



I. First Amendment and Supplement to Security Agreement executed by Borrower in favor of Lender.

II.      UCC-3 Financing Statement relating to item no. 1.

III.     Amended and Restated Guaranty Agreement (Dan C. Tutcher)

IV.      Amended and Restated Guaranty Agreement (Kenneth B. Holmes,
         Jr.)

V.       Amended and Restated Guaranty Agreement (Stevens G. Herbst)

VI.      Amended and Restated Guaranty Agreement (MERI)


          FIRST AMENDMENT AND SUPPLEMENT TO SECURITY AGREEMENT


         THIS FIRST AMENDMENT AND SUPPLEMENT TO SECURITY AGREEMENT (this "First Amendment") is executed as of the 8th day of May, 1996, by and between MAGNOLIA PIPELINE CORPORATION, an Alabama corporation, with its chief place of business and its chief executive office located at 1100 Louisiana, Suite 3030, Houston, Texas 77002 ("Debtor"), and COMPASS BANK - HOUSTON, a Texas State Chartered Banking Institution with banking quarters at 24 Greenway Plaza, Suite 1401, Houston, Texas 77046 ("Secured Party").

                      W I T N E S S E T H:

         WHEREAS, on December 20, 1995, Debtor and Secured Party entered into that certain Credit Agreement (the "Existing Credit Agreement"), whereby, pursuant to the terms and conditions contained therein, Secured Party agreed to make loans to and extensions of credit on behalf of Debtor; and

         WHEREAS, to satisfy one of the terms and conditions of the Credit Agreement, Debtor executed that certain Security Agreement dated as of December 20, 1995 (the "Security Agreement"), whereby, pursuant to the terms and conditions contained therein, Debtor did grant to Secured Party a security interest in, a general lien upon, and a right of set-off against, the "Collateral" (as defined and described in the Security Agreement); and

         WHEREAS, Debtor and Secured Party have amended and supplement-ed the Credit Agreement by entering into that certain First
Amendment and Supplement to Credit Agreement dated as of May 8,
1996, whereby, pursuant to the terms and conditions contained therein, Secured Party agreed to renew, rearrange, increase and modify the indebtedness outstanding under the Existing Credit
Agreement (the "First Amendment and Supplement to Credit Agree-ment") (the Existing Credit Agreement, as so amended and supple-mented, and as the same may from time to time be further amended or supplemented, hereinafter called the "Credit Agreement"); and

         WHEREAS, one of the conditions for Secured Party entering into the Fourth Amendment and Supplement to Credit Agreement is the execution and delivery by Debtor of this First Amendment, and Debtor has agreed to enter into this First Amendment;

         NOW, THEREFORE, for and in consideration of the premises and the agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor and Secured Party hereby agree that the Security Agreement is hereby amended and supplemented as follows:


         1. The term "Credit Agreement", as defined in the Security Agreement, is hereby amended to mean the Existing Credit Agreement, as amended and supplemented by the First Amendment and Supplement to Credit Agreement, and as the same may from time to time be further amended, supplemented and/or restated.

         2. Subsection 1.02(c) of the Security Agreement is hereby amended and restated in its entirety to read as follows:

                  "(c)     All of Debtor's interest in and rights under
         (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, produc-tion agreements, sales agreements, purchase and/or exchange agreements, transportation agreements, delivery contracts, and other contracts and/or agreements, and all renewals, amendments, supplements and modifications thereof and substitutions and replacements therefor, including, without limitation, the contracts and/or agreements described or referred to on Schedule 1.02(c) attached to the First Amendment and made a part thereof for all purposes, as such Schedule 1.02(c) may be amended or supplemented from time to time."

         3. Certain terms which are defined in Section 2.02 of the Security Agreement are hereby amended as follows:

                  (a) the term "Obligations" is hereby amended by amending and restating paragraph (a) thereof to read in its entirety as follows:

                           "(a)  The payment and performance of all
                  indebtedness, obligations (including reim-bursement obligations) and liabilities of
                  Debtor to Secured Party, now or hereafter existing under or in connection with the Credit Agreement including, without limita-tion, such indebtedness, obligations (includ-ing reimbursement obligations) and liabilities arising out of, pursuant to, or evidenced by
                  (i) the Note, being that certain promissory note dated May 8, 1996, in the principal amount of $1,778,560, issued or to be issued by Debtor under the Credit Agreement, payable to Secured Party as therein provided, with final maturity on December 1, 1998 (the
                  "Note"), which, to the extent of $1,428,560 represents a renewal, extension and rearrange-ment of that certain $1,500,000 promissory note dated December 20, 1995, issued by Debtor under the Credit Agreement, and payable to the order of the Secured Party as therein provid-ed, (ii) any and all renewals, extensions for any period, rearrangements, increases and/or modifications of any or all of the Note, (iii) any Letters of Credit issued or to be issued by Secured Party for the account of Debtor and described or referred to in the Credit Agree-ment, (iv) any and all renewals, extensions, amendments and/or reissues of any such Letters of Credit, and (v) any and all other Loan Documents or other documents executed in connection with or as security for the Credit Agreement, the Note and the Letters of Cred-it."

                  (b) the term "Security Agreement" is hereby amended to mean the Security Agreement, as amended and supplemented by this First Amendment, and as the same may from time to time be further amended or supplemented.

         4. All capitalized terms used but not defined in this First Amendment which are defined in the Security Agreement or the Credit Agreement shall have the same meanings herein as therein unless the context otherwise requires.

         5. Section 2.02 of the Security Agreement is hereby further amended and supplemented by adding thereto the following new definition:

                  "First Amendment" shall mean that certain First
         Amendment and Supplement to Security Agreement dated as of May 8, 1996, by and between Debtor and Secured Party.


         6. Debtor hereby confirms that it has granted and does hereby grant to Secured Party a security interest in, a general lien upon, and a right of set-off against all of the Collateral including, without limitation, all of Debtor's right, title and interest in and to the contracts or other agreements described or referred to in Schedule 1.02(c) attached to this First Amendment, and all other Property relating thereto, arising therefrom, or in any way connected therewith.

         7. Debtor represents and warrants to Secured Party that (i) there exists no default or event of default or any condition or act which constitutes, or with notice or lapse of time would constitute an Event of Default under the Security Agreement, as amended and supplemented hereby; (ii) Debtor has performed and complied with all covenants, agreements and conditions contained in the Security Agreement, as amended and supplemented hereby, required to be performed or complied with by it; and (iii) the representations and warranties of Debtor contained in the Security Agreement, as amended and supplemented hereby, were true and correct when made and are true and correct in all material respects as of the time of delivery of this First Amendment.

         8. On and after the date on which this First Amendment becomes effective, the terms "Security Agreement", "hereof", "herein", "hereunder" and terms of like import, when used in the Security Agreement shall, except where the context otherwise requires, refer to the Security Agreement, as amended and supple-mented hereby.

         9. Except as amended and supplemented by this First Amendment, the Security Agreement shall remain in full force and effect, and Debtor hereby reaffirms all covenants, representations and warranties made in the Security Agreement, as amended and supplemented hereby.

         10. This First Amendment shall benefit and bind the parties hereto and their respective assigns, successors and legal represen-tatives.

         WITNESS THE EXECUTION HEREOF as of the 8th day of May 1996.

DEBTOR:                    MAGNOLIA PIPELINE CORPORATION



                           By:
                           Name:
                           Title:



                           By:
                           Name:
                           Title:


SECURED PARTY:             COMPASS BANK - HOUSTON


                           By:
                           Name:
                           Title:


Schedule 1.02(c)  - Contracts and Permits


                         FINANCING STATEMENT
                              (AMENDMENT)


         This Financing Statement (Amendment) is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

         The name and address of the Debtor is:

                  MAGNOLIA PIPELINE CORPORATION
                  1100 Louisiana, Suite 3030
                  Houston, Texas  77002

11.      The name and address of the Secured Party is:

                  COMPASS BANK-HOUSTON
                  24 Greenway Plaza, Suite 1401
                  Houston, Texas  77046

12. This statement refers to original Financing Statement No. B96-01162, filed with the Alabama Secretary of State, on January 1, 1996 (the "Original Financing Statement").

13. The Original Financing Statement is hereby amended to add to the Collateral described in and covered thereby, the following additional Collateral:

         All of Debtor's interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production agreements, sales agreements, purchase and/or exchange agreements, transporta-tion agreements, delivery contracts, and other contracts and/or agreements, and all renewals, amendments, supplements and modifications thereof and substitutions and replacements therefor, including, without limitation, the contracts and/or agreements described or referred to on Schedule 1.02(c) attached hereto and made a part hereof for all purposes, as such Schedule 1.02(c) may be amended or supplemented from time to time.

                           DEBTOR:

                           MAGNOLIA PIPELINE CORPORATION


                           By:
                           Name:
                           Title:

                           SECURED PARTY:

                           COMPASS BANK-HOUSTON


                           By:
                           Name:
                           Title:

                      AMENDED AND RESTATED GUARANTY AGREEMENT


                                    Between

                                 DAN C. TUTCHER

                                     and

                               COMPASS BANK-HOUSTON

                                  May 8, 1996

                   AMENDED AND RESTATED GUARANTY AGREEMENT


         THIS AMENDED AND RESTATED GUARANTY AGREEMENT is by DAN C.
TUTCHER (hereinafter called "Guarantor"), in favor of COMPASS BANK-HOUSTON, a Texas State Chartered Banking Institution, having banking quarters at 24 Greenway Plaza, Suite 1401, Houston, Texas 77046 (hereinafter called "Lender");

                            W I T N E S S E T H:

         WHEREAS, on December 20, 1995, Magnolia Pipeline Corporation, an Alabama corporation (the "Borrower") and Lender entered into that certain Credit Agreement (the "Existing Credit Agreement"), whereby, pursuant to the terms and conditions contained therein,Lender agreed to make loans to and extensions of credit on behalf of Borrower; and

         WHEREAS, to satisfy one of the terms and conditions of the Credit Agreement, Guarantor executed that certain Guaranty Agreement dated as of December 20, 1995 in favor of Lender (the "Existing Guaranty Agreement"); and

        WHEREAS, Borrower and Lender have amended and supplemented the Existing Credit Agreement by entering into that certain First Amendment and Supplement to Credit Agreement dated as of May 8, 1996 (the "First Amendment and Supplement to Credit Agreement"),whereby, pursuant to the terms and conditions contained therein, Lender agreed to renew, rearrange, increase and modify the indebtedness outstanding under the Existing Credit Agreement (the Existing Credit Agreement, as so amended and supplemented, and as the same may from time to time be further amended or supplemented, hereinafter called the "Credit Agreement"); and

         WHEREAS, one of the conditions for Lender entering into the First Amendment and Supplement to Credit Agreement is the execution and delivery by Guarantor of this Guaranty Agreement;

         NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce Lender, at its option, at any time or from time to time, to loan monies, with or without security to or for the account of Borrower, (iii) at the special insistence and request of Lender, and (iv) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor and Lender hereby agree to amend and restate the Existing Guaranty Agreement in its entirety as follows:


                             ARTICLE I

                            General Terms

      Section 1.1 Terms Defined Above. As used in this Guaranty Agreement, the terms "Borrower," "Credit Agreement," "Guarantor" and "Lender" and shall have the meanings indicated above.

         Section 1.2 Certain Definitions. As used in this Guaranty Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

     "Collateral" shall have the meaning indicated in Section 4.1.

    "Guaranty Agreement" shall mean this Amended and Restated Guaranty
     Agreement, as the same may from time to time be amended or supplemented.

     "Liabilities" shall have the meaning indicated in Section 2.1.

       Section 1.3 Credit Agreement Definitions. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.


                                  ARTICLE 2

                                 The Guaranty

         Section 2.1 Liabilities Guaranteed; Maximum Liability. (a) Guarantor hereby unconditionally and irrevocably guarantees the prompt payment when due, whether at maturity or otherwise, of the following (hereinafter called the "Liabilities"):

(i) All indebtedness, obligations including reimbursement obligations and liabilities of any kind of Borrower to Lender and the due fulfillment and performance of all obligations now or hereafter owed by Borrower to Lender (and also to others to the extent of participations granted them by Lender) arising out of and pursuant to the Credit Agreement, now outstanding or owing or which may hereafter be existing or incurred, directly between Borrower and Lender or acquired outright as a participation, conditionally or as collateral security from another by Lender, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to Lender of Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, the Indebtedness, as defined in the Credit Agreement, including without limitation (A) the Note, being that certain promissory note of even date herewith in the amount of $1,778,560.00, executed by Borrower and payable to the order of Lender;
(B) any and all renewals, extensions for any period, rearrangements increases and/or modifications of the Note; (C) any Letters of Credit issued or to be issued by the Lender for the account of Borrower and described or referred to in the Credit Agreement, and any and all renewals, extensions, amendments and/or reissues of any such Letters of Credit; and (D) any and all other
Loan Documents or other documents executed in connection with or as security for the Credit Agreement, the Note and/or the Letters of Credit;

(ii) All interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Lender in connection with the execution, administration or enforcement of Lender's rights and remedies under the Credit Agreement, the Note, the Letters of Credit or any other Loan Documents or other agreements with Borrower; and

(iii) All post-petition interest on the Liabilities in the event of a bankruptcy or insolvency of the Borrower.

Section 2.2 Nature of Guaranty. This is an irrevocable, absolute, unconditional, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Liabilities or any extension of credit already or hereafter contracted by or extended to Borrower need be given to Guarantor. The fact that the Liabilities may be rearranged, increased, reduced, extended for any period and/or renewed from time to time or paid in full without notice to Guarantor shall not release, discharge or reduce the obligation of Guarantor with respect to the Liabilities, and Guarantor shall remain fully bound hereunder. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of the Liabilities, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to Guarantor by Lender shall be without effect, and this Guaranty Agreement shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance. This Guaranty Agreement may be enforced by Lender and any subsequent holder of the Liabilities and shall not be dis-charged by the assignment or negotiation of all or part of the Liabilities. This Guaranty Agreement may not be revoked by Guarantor and shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy, reorganization, receivership or other debtor relief proceeding involving Borrower, or after any attempted revocation by Guarantor and after Guarantor's death (in which event this Guaranty Agreement shall be binding upon Guarantor's estate and Guarantor's heirs and legal representatives), all as though such payment had not been made. Guarantor hereby expressly waives notice of intent to accelerate, notice of acceleration, presentment, demand, notice of non-payment, protest, notice of protest and dishonor or any other notice whatsoever on any and all forms of such Liabilities, and also notice of acceptance of this Guaranty Agreement, acceptance on the part of Lender being conclusively presumed by its request for this Guaranty Agreement and delivery of the same to it.

Section 2.3 Lender's Rights. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, to take and hold security for the payment of this Guaranty Agreement and/or any of the Liabilities, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and to obtain a guaranty of the Liabilities from any one or more Persons and at any time or times to enforce, waive, rearrange, modify,limit or release any of such other Persons from their obligations under such guaranties, and Guarantor hereby acknowledges and agrees that the obligations of all Persons to pay and satisfy the Liabilities pursuant to their respective guaranties (including Guarantor's obligations under this Guaranty Agreement) shall be joint and several. It is hereby understood and agreed that whether and when and in what order to exercise any of the remedies of Lender under the Credit Agreement, the Note, or any other Loan Document executed in connection with the Liabilities, shall be in the sole and absolute discretion of Lender, and no delay by Lender to enforce any remedy, including delay in conducting a foreclosure sale or other disposition of collateral, shall be a defense to Guarantor's liability under this Guaranty Agreement.

Section 2.4 Guarantor's Waivers. Guarantor waives any right to require Lender (and it shall not be necessary for Lender, in order to enforce such payment by Guarantor to first)

(a) to proceed against Borrower or any other Person liable on the Liabilities,
(b) to proceedagainst or exhaust any security given to secure the Liabilities,
(c) to have Borrower joined with Guarantor in any suit arising out of this Guaranty Agreement and/or any of the Liabilities,
(d) to enforce its rights against any other guarantor of the Liabilities,
(e) to pursue or exhaust any other remedy in Lender's power whatsoever, or
(f) to preserve or perfect any liens or security interests against any collateral whatsoever. Lender shall not be required to mitigate damages or take any action to reduce, collect or enforce the Liabilities. Guarantor w aives any defense or right to the marshalling of any security given to secure the Liabilities. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of any of the Liabilities, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Until all the Liabilities shall have been paid in full, Guarantor shall have no right of subrogation, waives all of its rights at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to seek contribution, indemnification or any other form of reimbursement from or to enforce any remedy which Lender now has or may hereafter have against Borrower or any other Person primarily or secondarily liable for any of the Liabilities and waives any benefit of and any right to participate in any security now or hereafter held by Lender to secure directly or indirectly all or any of the Liabilities. Guarantor waives any and all defenses which might otherwise be available (but only to the extent permitted by law) by virtue of any valuation, stay, moratorium law or similar law now or hereafter in effect.

         Section 2.5 Maturity of Liabilities; Payment. Guarantor agrees that if the maturity of any Liabilities is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to Guarantor. Guarantor will pay, forthwith upon notice from Lender of Borrower's failure to pay any Liabilities at maturity, to Lender at Lender's banking quarters in Houston, Harris County, Texas, the amount due and unpaid by Borrower and guaranteed hereby. The failure of Lender to give this notice shall not in any way release Guarantor hereunder.

         Section 2.6 Lender's Expenses. If Guarantor fails to pay the Liabilities after notice from Lender of Borrower's failure to pay any Liabilities at maturity, and if Lender obtains the services of an attorney for collection of amounts owing by Guarantor hereunder, or obtains advise of counsel in respect of any of its rights hereunder, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, probate, receivership or otherjudicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder, or if any amount owing by Guarantor hereunder is collected through such proceedings, Guarantor agrees to pay Lender at Lender's banking quarters all court costs and Lender's reasonable attorneys' fees.

         Section 2.7 Primary Liability. It is expressly agreed that the liability of Guarantor for the payment of the Liabilities guaranteed hereby shall be primary and not secondary.

         Section 2.8 Events and Circumstances Not Reducing or Discharging Guarantor's Obligations. Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including, without limitation, rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

(a) Modifications, etc. Any modification, amendment, supplement, renewal, extension for any period, increase, decrease, alteration or rearrangement of all or any part of the Liabilities, or of the Note, or the Credit Agreement or any other Loan Document executed in connection therewith, or any contract or understanding between Borrower and Lender, or any other Person, pertaining to the Liabilities;

(b) Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Guarantor or any other Person liable on the Liabilities;

(c) Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower or any other Person at any time liable for the payment of all or part of the Liabilities; or any dissolution of Borrower or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders or members of Borrower; or any reorganization of Borrower;

(d) Invalidity of Liabilities. The invalidity, illegality or unenforceability of all or any part of the Liabilities, or any document or agreement executed in connection with the Liabilities, for any reason whatsoever, including without limitation the fact that
         (i) the Liabilities, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Liabilities or any part thereof is ultra vires, (iii) the officers or representatives executing the documents or otherwise creating the Liabilities acted in excess of their authority, (iv) the Liabilities or any part thereof violate applicable usury laws, (v) the Borrower or any other Person at any time liable for the payment of all or any part of the Liabilities has valid defenses, claims or offsets (whether at law or in equity, by agreement or by statute) which render the Liabilities wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Liabilities (or the execution, delivery and performance of any document or instrument representing part of the Liabilities or executed in connection with the Liabilities, or given to secure the repayment of the Liabilities) is illegal, uncollectible, legally impossible or unenforceable, or (vii) the Credit Agreement,any other Loan Document, or any other document or instrument pertaining to the Liabilities has been forged or otherwise is irregular or not genuine or authentic;

(e) Release of Obligors. Any full or partial release of the liability of Borrower on the Liabilities or any part thereof, or of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Liabilities or any part thereof; it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Liabilities in full without assistance or support of any other
         Person, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that any other Person will be liable to perform the Liabilities, or Lender will look to any other Person to perform the Liabilities;

(f) Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Liabilities;

(g) Release of Collateral, etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Liabilities;

(h) Care and Diligence. The failure of Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(i) Status of Liens. The fact that any collateral, security or Lien contemplated or intended to be given, created or granted as security for the repayment of the Liabilities shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien; it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Liabilities;

(j) Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else; or

(k) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Credit Agreement, any other Loan Document, the Liabilities, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Liabilities pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Liabilities when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Liabilities.

                              ARTICLE 3

           Representations, Warranties and Financial Information

Section 3.1 Representations and Warranties. In order to induce Lender to accept this Guaranty Agreement, Guarantor represents and warrants to Lender (which representations and warranties will survive the creation of the Liabilities and any extension of credit thereunder) that:

(a) Benefit to Guarantor. Guarantor's guaranty pursuant to this Guaranty Agreement reasonably has benefitted or may be expected to benefit, directly or indirectly, Guarantor.

(b) Binding Obligations. This Guaranty Agreement constitutes valid and binding obligations of Guarantor, enforceable in accordance with its terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

(c) No Legal Bar or Resultant Lien. This Guaranty Agreement will not violate any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Guarantor is subject, or result in the creation or imposition of any Lien upon any Properties of Guarantor (other than those, if any, granted hereby or permitted by the Credit Agreement).

(d) No Consent. Guarantor's execution, delivery and performance of this Guaranty Agreement does not require the consent or approval of any other Person,including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

(e) Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note and Liabilities; provided, however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement.

(f) No Representation. Neither Lender nor any other Person has made any representation, warranty or statement to Guarantor with regard to the Borrower or any Person liable for the payment of all or any part of the Liabilities, or their respective financial condition in order to induce Guarantor to execute this Guaranty Agreement.

(g) Solvency. Guarantor hereby represents that (i) it is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Guaranty Agreement, (ii) it is not engaged in business or a transaction, or about to engage in a business or a transaction, for which any property or assets remaining with such Guarantor is unreasonably small capital, and (iii) it does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

Section 3.2 Financial Information. Guarantor will furnish to Lender such information respecting the condition, financial or otherwise, of Guarantor as Lender may from time to time request and will furnish to Lender as soon as available and in any event within 120 days after the end of each calendar year the personal financial statement of Guarantor for such year, including statements of contingent liabilities and cash flow, certified by Guarantor.

                             ARTICLE 4

                             Security

Section 4.1 Grant of Security Interest. As security for Guarantor's obligations hereunder, Guarantor hereby grants to Lender a security interest in, a general lien upon and/or right of set-off against the following (herein referred to as the Collateral): the balance of every deposit account, now or hereafter existing, of Guarantor with Lender and any other claim of Guarantor against Lender, now or hereafter existing, and all money, instruments, securities, documents, chattel paper, credits, claims, demands and any other property, rights and interest of Guarantor, which at any time shall come into the possession or custody or under the control of Lender or any of its agents or affiliates, for any purpose, and shall include the proceeds, products and accessions of and to any thereof. Lender shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents or affiliates.

Section 4.2 Financing Statements. The right is expressly granted to Lender, at its discretion, to file one or more financing statements or a copy of this Guaranty Agreement under the Uniform Commercial Code naming Guarantor, as Debtor, and Lender, as Secured Party, and indicating therein the types or describing the items of Collateral.

Section 4.3 Remedies. In the event of default under this Guaranty Agreement, Lender may sell or cause to be sold in Harris County, Texas, or elsewhere, in one or more sales or parcels, at such price as Lender may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral at any broker's board or at public or private sale, without demand or performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), and Lender or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of Guarantor, any such demand, notice or right and equity being hereby expressly waived and released.

Section 4.4 Rights. The grant of the above security interest and lien shall not in any way limit or be construed as limiting Lender to collect payment of Guarantor's obligations hereunder only out of the Collateral, but it is expressly understood and provided that all such obligations shall constitute the absolute and unconditional obligations of Guarantor. Lender shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.


                               ARTICLE 5

                             Miscellaneous

Section 5.1 Successors and Assigns. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of Lender and is and shall always be fully binding upon the legal representatives, successors and assigns of Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization or other event affecting Guarantor.

Section 5.2 Notices. Lender's address for notice hereunder shall be 24 Greenway Plaza,
Suite 1401, Houston, Texas 77046, until Borrower has received express written notice of a change of address. Guarantor's address for notice hereunder shall be the address given under Guarantor's signature below, until Lender has received express written notice of a change ofaddress. Any notice or demand to Guarantor under or in connection with this Guaranty
Agreement may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to Guarantor at the address of Guarantor appearing on the records of Lender, in the U.S. mail, but actual notice, however given or received, shall always be effective.

Section 5.3 Applicable Law. This Guaranty Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the State of Texas.

Section 5.4 Jurisdiction. All actions or proceedings with respect to this Guaranty Agreement may be instituted in the courts of the State of Texas, the United States District Court for the Southern District of Texas (Houston Division), or elsewhere to the extent that jurisdiction shall exist apart from the provisions of this Section, as Lender may elect, and by execution and delivery of this Guaranty Agreement, Guarantor irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of such court, and irrevocably and unconditionally waives (a) any objection Guarantor may now or hereafter have to the laying of venue in any of such courts, and (b) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum. However, Guarantor does not waive its right to remove any cause of action brought in State Court to the United States District Court for the Southern District of Texas (Houston Division). This submission to jurisdiction and venue is nonexclusive and does not prevent Lender from obtaining jurisdiction in any court otherwise having jurisdiction or venue. Guarantor hereby designates and appoints Richard Robert, 1100 Louisiana, Ste 3030, Houston, Texas 77002 as its authorized agent in the State of Texas to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding in the State of Texas, and Guarantor agrees that any service of process upon such agent shall be deemed in every respect effective service upon Guarantor. Guarantor agrees that so long as Guarantor shall be obligated to Lender under this Guaranty Agreement, Guarantor shall maintain duly appointed agents satisfactory to Lender for the service of process in the State of Texas and shall keep Lender advised in writing of the identity and location of such agents. The failure of such agents to give notice to Guarantor of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.

         Section 5.5  Complete Agreement.

         This Guaranty Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporane-ous, or subsequent oral agreements of the parties.

         There are no unwritten oral agreements between the parties.

         WITNESS THE EXECUTION HEREOF, as of the 8th day of May, 1996.



                                    By:
                                    DAN C. TUTCHER

                                    Address:





Accepted as of the 8th day of May, 1996.

COMPASS BANK-HOUSTON


By:
Name:
Title:

                      AMENDED AND RESTATED GUARANTY AGREEMENT

                                  Between

                             KENNETH B. HOLMES, JR.

                                    and

                              COMPASS BANK-HOUSTON

                                 May 8, 1996

                     AMENDED AND RESTATED GUARANTY AGREEMENT


         THIS AMENDED AND RESTATED GUARANTY AGREEMENT is by KENNETH
B. HOLMES, JR. (hereinafter called "Guarantor"), in favor of COMPASS BANK-HOUSTON, a Texas State Chartered Banking Institution, having banking quarters at 24 Greenway Plaza, Suite 1401, Houston, Texas 77046 (hereinafter called "Lender");

                         W I T N E S S E T H:

WHEREAS, on December 20, 1995, Magnolia Pipeline Corporation, an Alabama corporation (the "Borrower") and Lender entered into that certain Credit Agreement (the "Existing Credit Agreement"), whereby, pursuant to the terms and conditions contained therein,
Lender agreed to make loans to and extensions of credit on behalf of Borrower;
and

WHEREAS, to satisfy one of the terms and conditions of the Credit Agreement, Guarantor executed that certain Guaranty Agreement dated as of December 20, 1995 in favor of Lender (the "Existing Guaranty Agreement"); and

WHEREAS, Borrower and Lender have amended and supplemented the Existing Credit Agreement by entering into that certain First Amendment and Supplement to Credit Agreement dated as of May 8, 1996 (the "First Amendment and Supplement to Credit Agreement"), whereby, pursuant to the terms and conditions contained therein, Lender agreed to renew, rearrange, increase and modify the indebtedness outstanding under the Existing Credit
Agreement (the Existing Credit Agreement, as so amended and supplemented, and as the same may from time to time be further amended or supplemented, hereinafter called the "Credit Agreement"); and

WHEREAS, one of the conditions for Lender entering into the First Amendment and Supplement to Credit Agreement is the execution and delivery by Guarantor of this Guaranty Agreement;

NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce Lender, at its option, at any time or from time to time, to loanmonies, with or without security to or for the account of Borrower, (iii) at the special insistence and request of Lender, and (iv) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor and Lender hereby agree to amend and restate the Existing Guaranty Agreement in its entirety as follows:



                              ARTICLE I

                             General Terms

Section 1.1 Terms Defined Above. As used in this Guaranty Agreement, the terms "Borrower," "Credit Agreement," "Guarantor" and "Lender" and shall have the meanings indicated above.

Section 1.2 Certain Definitions. As used in this Guaranty Agreement, the following terms shall have the following meanings, unless the context otherwise requires:
"Collateral" shall have the meaning indicated in Section 4.1.

"Guaranty Agreement" shall mean this Amended and Restated Guaranty Agreement, as the same may from time to time be amended or supplemented.

"Liabilities" shall have the meaning indicated in Section 2.1.

Section 1.3 Credit Agreement Definitions. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.


                           ARTICLE 2

                         The Guaranty

Section 2.1 Liabilities Guaranteed; Maximum Liability. (a) Guarantor hereby unconditionally and irrevocably guarantees the prompt payment when due, whether at maturity or otherwise, of the following (hereinafter called the "Liabilities"):

(i) All indebtedness, obligations including reimbursement obligations and liabilities of any kind of Borrower to Lender and the due fulfillment and performance of all obligations now or hereafter owed by Borrower to Lender
(and also to others to the extent of participations granted them by Lender) arising out of and pursuant to the Credit
Agreement, now outstanding or owing or which may hereafter be existing or incurred, directly between Borrower and Lender or acquired outright as a participation,conditionally or as collateral security from another by Lender, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to Lender of Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, the Indebtedness, as defined in the Credit Agreement, including without limitation
(A) the Note, being that certain promissory note of even date herewith in the amount of $1,778,560.00, executed by Borrower and payable to the order of Lender; (B) any and all renewals, extensions for any period, rearrangements increases and/or modifications of the Note; (C) any Letters of Credit issued or to be issued by the Lender for the account of Borrower and described or referred to in the Credit Agreement, and any and all renewals, extensions, amendments and/or reissues of any such Letters of Credit; and (D) any and all otherLoan Documents or other documents executed in connection with or as security for the Credit Agreement, the Note and/or the Letters of Credit;

(ii) All interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Lender in connection with the execution, administration or enforcement of Lender's rights and remedies under the Credit Agreement, the Note, the Letters of Credit or any other Loan Documents or other agreements with Borrower; and

iii) All post-petition interest on the Liabilities in the event of a bankruptcy or insolvency of the Borrower.

Section 2.2 Nature of Guaranty. This is an irrevocable, absolute, unconditional, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Liabilities or any extension of credit already or hereafter contracted by or extended to Borrower need be given to Guarantor. The fact that the Liabilities may be rearranged, increased, reduced, extended for any period and/ or renewed from time to time or paid in full without notice to Guarantor shall not release, discharge or reduce the obligation of Guarantor with respect to the Liabilities, and Guarantor shall remain fully bound hereunder. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of the
Liabilities, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to Guarantor by Lender shall be without effect, and this Guaranty Agreement shall remain in full force and effect.
It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.
This Guaranty Agreement may be enforced by Lender and any subsequent holder of the Liabilities and shall not be discharged by the assignment or negotiation of all or part of the Liabilities. This Guaranty Agreement may not be revoked by Guarantor and shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy, reorganization, receivership or other debtor relief proceeding involving Borrower, or after any attempted revocation by Guarantor and after Guarantor's death (in which event this Guaranty Agreement shall be binding upon Guarantor's estate and Guarantor's heirs and legal representatives), all as though such payment had not been made. Guarantor hereby expressly waives notice of intent to accelerate, notice of acceleration, presentment, demand, notice of non-payment, protest, notice of protest and dishonor or any other notice whatsoever on any and all forms of such Liabilities, and also notice of acceptance of this Guaranty Agreement, acceptance on the part of Lender being conclusively presumed by its request for this Guaranty Agreement and delivery of the same to it.

Section 2.3 Lender's Rights. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, to take and hold security for the payment of this Guaranty Agreement and/or any of the Liabilities, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and to obtain a guaranty of the Liabilities from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties, and Guarantor hereby acknowledges and agrees that the obligations of all Persons to pay and satisfy the Liabilities pursuant to their respective guaranties (including Guarantor's obligations under this Guaranty Agreement) shall be joint and several. It is hereby understood and agreed that whether and when and in what order to exercise any of the remedies of Lender under the Credit Agreement, the Note, or any other Loan Document executed in connection with the Liabilities, shall be in the sole and absolute discretion of Lender, and no delay by Lender to enforce any remedy, including delay in conducting a foreclosure sale or other disposition of collateral, shall be a defense to Guarantor's liability under this Guaranty Agreement.

Section 2.4 Guarantor's Waivers. Guarantor waives any right to require Lender (and it shall not be necessary for Lender, in order to enforce such payment by Guarantor to first) (a) to proceed against Borrower or any other Person liable on the Liabilities, (b) to proceed against or exhaust any security given to secure the Liabilities, (c) to have Borrower joined with Guarantor in any suit arising out of this Guaranty Agreement and/or any of the Liabilities, (d) to enforce its rights against any other guarantor of the Liabilities, (e) to pursue or exhaust any other remedy in Lender's power whatsoever, or (f) to preserve or perfect any liens or security interests against any collateral whatsoever. Lender shall not be required to mitigate damages or take any action to reduce, collect or enforce the Liabilities. Guarantor waives any defense or right to the marshalling of any security given to secure the Liabilities. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of any of the Liabilities, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Until all the Liabilities shall have been paid in full, Guarantor shall have no right of subrogation, waives all of its rights at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to seek contribution, indemnification or any other form of reimbursement from or to enforce any remedy which Lender now has or may hereafter have against Borrower or any other Person primarily or secondarily liable for any of the Liabilities and waives any benefit of and any right to participate in any security now or hereafter held by Lender to secure directly or indirectly all or any of the Liabilities. Guarantor waives any and all defenses which might otherwise be available (but only to the extent permitted by law) by virtue of any valuation, stay, moratorium law or similar law now or hereafter in effect.

Section 2.5 Maturity of Liabilities; Payment. Guarantor agrees that if the maturity of any Liabilities is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to Guarantor. Guarantor will pay, forthwith upon notice from Lender of Borrower's failure to pay any Liabilities at maturity, to Lender at Lender's banking quarters in Houston, Harris County, Texas, the amount due and unpaid by Borrower and guaranteed hereby. The failure of Lender to give this notice shall not in any way release Guarantor hereunder.

Section 2.6 Lender's Expenses. If Guarantor fails to pay the Liabilities after notice from Lender of Borrower's failure to pay any Liabilities at maturity, and if Lender obtains the services of an attorney for collection of amounts owing by Guarantor hereunder, or obtains advise of counsel in respect of any of its rights hereunder, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder, or if any amount owing by Guarantor hereunder is collected through such proceedings, Guarantor agrees to pay Lender at Lender's banking quarters all court costs and Lender's reasonable attorneys' fees.

Section 2.7 Primary Liability. It is expressly agreed that the liability of Guarantor for the payment of the Liabilities guaranteed hereby shall be primary and not secondary.

Section 2.8 Events and Circumstances Not Reducing or Discharging Guarantor's Obligations. Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including, without limitation, rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

(a) Modifications, etc. Any modification, amendment, supplement, renewal, extension for any period, increase, decrease, alteration or rearrangement of all or any part of the Liabilities, or of the Note, or the Credit Agreement or any other Loan Document executed in connection therewith, or any contract or understanding between Borrower and Lender, or any other Person, pertaining to the Liabilities;

(b) Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Guarantor or any other Person liable on the Liabilities;

(c) Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower or any other Person at any time liable for the payment of all or part of the Liabilities; or any dissolution of Borrower or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders or members of Borrower; or any reorganization of Borrower;

(d) Invalidity of Liabilities. The invalidity, illegality or unenforceability of all or any part of the Liabilities, or any document or agreement executed in connection with the Liabilities, for any reason whatsoever,including without limitation the fact that (i) the Liabilities, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Liabilities or any part thereof is ultra vires, (iii) the officers or representatives executing the documents or otherwise creating the Liabilities acted in excess of their authority, (iv) the Liabilities or any part thereof violate applicable usury laws, (v) the Borrower or any other Person at any time liable for the payment of all or any part of the Liabilities has valid defenses, claims or offsets (whether at law or in equity, by agreement or by statute) which render the Liabilities wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Liabilities
 (or the execution, delivery and performance of any document or instrument representing part of the Liabilities or executed in connection with the Liabilities, or given to secure the repayment of the Liabilities) is illegal, uncollectible, legally impossible or unenforceable, or (vii) the Credit Agreement, any other Loan Document, or any other document or instrument pertaining to the Liabilities has been forged or otherwise is irregular or not genuine or authentic;

(e) Release of Obligors. Any full or partial release of the liability of Borrower on the Liabilities or any part thereof, or of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Liabilities or any part thereof; it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Liabilities in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that any other Person will be liable to perform the Liabilities, or Lender will look to any other Person to perform the Liabilities;

(f) Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Liabilities;

(g) Release of Collateral, etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Liabilities;

(h) Care and Diligence. The failure of Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(i) Status of Liens. The fact that any collateral, security or Lien contemplated or intended to be given, created or granted as security for the repayment of the Liabilities shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien; it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Liabilities;

(j) Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else; or

(k) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Credit Agreement, any other Loan Document, the Liabilities, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Liabilities pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Liabilities when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Liabilities.


                                 ARTICLE 3

            Representations, Warranties and Financial Information

Section 3.1 Representations and Warranties. In order to induce Lender to accept this Guaranty Agreement, Guarantor represents and warrants to Lender (which representations and warranties will survive the creation of the Liabilities and any extension of credit thereunder) that:

(a) Benefit to Guarantor. Guarantor's guaranty pursuant to this Guaranty Agreement reasonably has benefitted or may be expected to benefit, directly or indirectly, Guarantor.

(b) Binding Obligations. This Guaranty Agreement constitutes valid and binding obligations of Guarantor, enforceable in accordance with its terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

(c) No Legal Bar or Resultant Lien. This Guaranty Agreement will not violate any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Guarantor is subject, or result in the creation or imposition of any Lien upon any Properties of Guarantor (other than those, if any, granted hereby or permitted by the Credit Agreement).

(d) No Consent. Guarantor's execution, delivery and performance of this Guaranty Agreement does not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

(e) Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note and Liabilities; provided, however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement.

(f) No Representation. Neither Lender nor any other Person has made any representation, warranty or statement to Guarantor with regard to the Borrower or any Person liable for the payment of all or any part of the Liabilities, or their respective financial condition in order to induce Guarantor to execute this Guaranty Agreement.

(g) Solvency. Guarantor hereby represents that (i) it is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Guaranty Agreement, (ii) it is not engaged in business or a transaction, or about to engage in a business or a transaction, for which any property or assets remaining with such Guarantor is unreasonably small capital, and (iii) it does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

Section 3.2 Financial Information. Guarantor will furnish to Lender such information respecting the condition, financial or otherwise, of Guarantor as Lender may from time to time request and will furnish to Lender as soon as available and in any event within 120 days after the end of each calendar year the personal financial statement of Guarantor for such year, including statements of contingent liabilities and cash flow, certified by Guarantor.

                                 ARTICLE 4

                                 Security

Section 4.1 Grant of Security Interest. As security for Guarantor's obligations hereunder, Guarantor hereby grants to Lender a security interest in, a general lien upon and/or right of set-off against the following (herein referred to as the Collateral): the balance of every deposit account, now or hereafter existing, of Guarantor with Lender and any other claim of Guarantor against Lender, now or hereafter existing, and all money, instruments, securities,documents, chattel paper, credits, claims, demands and any other property, rights and interest of Guarantor, which at any time shall come into the possession or custody or under the control of Lender or any of its agents or affiliates, for any purpose, and shall include the proceeds, products and accessions of and to any thereof. Lender shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents or affiliates.

Section 4.2 Financing Statements. The right is expressly granted to Lender, at its discretion, to file one or more financing statements or a copy of this Guaranty Agreement under the Uniform Commercial Code naming Guarantor, as Debtor, and Lender, as Secured Party, and indicating therein the types or describing the items of Collateral.

Section 4.3 Remedies. In the event of default under this Guaranty Agreement, Lender may sell or cause to be sold in Harris County, Texas, or elsewhere, in one or more sales or parcels, at such price as Lender may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral at any broker's board or at public or private sale, without demand or performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), and Lender or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of Guarantor, any such demand, notice or right and equity being hereby expressly waived and released.

Section 4.4 Rights. The grant of the above security interest and lien shall not in any way limit or be construed as limiting Lender to collect payment of Guarantor's obligations hereunder only out of the Collateral, but it is expressly understood and provided that all such obligations shall constitute the absolute and unconditional obligations of Guarantor. Lender shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.


                                ARTICLE 5

                               Miscellaneous

         Section 5.1 Successors and Assigns. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of Lender and is and shall always be fully binding upon the legal representatives, successors and assigns of Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization or other event affecting Guarantor.

Section 5.2 Notices. Lender's address for notice hereunder shall be 24 Greenway Plaza, Suite 1401, Houston, Texas 77046, until Borrower has received express written notice of a change of address. Guarantor's address for notice hereunder shall be the address given under Guarantor's signature below, until Lender has received express written notice of a change of address. Any notice or demand to Guarantor under or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to Guarantor at the address of Guarantor appearing on the records of Lender, in the U.S. mail, but actual notice, however given or received, shall always be effective.

Section 5.3 Applicable Law. This Guaranty Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the State of Texas.

Section 5.4 Jurisdiction. All actions or proceedings with respect to this Guaranty Agreement may be instituted in the courts of the State of Texas, the United States District Court for the Southern District of Texas (Houston Division), or elsewhere to the extent that jurisdiction shall exist apart from the provisions of this Section, as Lender may elect, and by execution and delivery of this Guaranty Agreement, Guarantor irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of such court, and irrevocably and unconditionally waives (a) any objection Guarantor may now or hereafter have to the laying of venue in any of such courts, and (b) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum. However, Guarantor does not waive its right to remove any cause of action brought in State Court to the United States District Court for the Southern District of Texas (Houston Division). This submission to jurisdiction and venue is nonexclusive and does not prevent
Lender from obtaining jurisdiction in any court otherwise having jurisdiction or venue. Guarantor hereby designates and appoints Richard Robert, 1100 Louisiana, Ste 3030, Houston, Texas 77002 as its authorized agent in the State of Texas to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding in the State of Texas, and Guarantor agrees that any service of process upon such agent shall be deemed in every respect effective service upon Guarantor. Guarantor agrees that so long as Guarantor shall be obligated to Lender under this Guaranty Agreement, Guarantor shall maintain duly appointed agents satisfactory to Lender for the service of process in the State of Texas and shall keep Lender advised in writing of the identity and location of such agents. The failure of such agents to give notice to Guarantor of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.

         Section 5.5  Complete Agreement.

         This Guaranty Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporane-ous, or subsequent oral agreements of the parties.

         There are no unwritten oral agreements between the parties.

         WITNESS THE EXECUTION HEREOF, as of the 8th day of May, 1996.



                                    By:
                                    KENNETH B. HOLMES, JR.


                                    Address:





Accepted as of the 8th day of May, 1996.

COMPASS BANK-HOUSTON


By:
Name:
Title:

                         AMENDED AND RESTATED GUARANTY AGREEMENT

                                       Between

                                 STEVENS G. HERBST

                                        and

                                COMPASS BANK-HOUSTON

                                    May 8, 1996

                    AMENDED AND RESTATED GUARANTY AGREEMENT


         THIS AMENDED AND RESTATED GUARANTY AGREEMENT is by STEVENS G.
HERBST (hereinafter called "Guarantor"), in favor of COMPASS BANK-HOUSTON, a Texas State Chartered Banking Institution, having banking quarters at 24 Greenway Plaza, Suite 1401, Houston, Texas 77046 (hereinafter called "Lender");

                         W I T N E S S E T H:

WHEREAS, on December 20, 1995, Magnolia Pipeline Corporation, an Alabama corporation (the "Borrower") and Lender entered into that certain Credit Agreement (the "Existing Credit Agreement"), whereby, pursuant to the terms and conditions contained therein, Lender agreed to make loans to and extensions of credit on behalf of Borrower; and

WHEREAS, to satisfy one of the terms and conditions of the Credit Agreement, Guarantor executed that certain Guaranty Agreement dated as of December 20, 1995 in favor of Lender (the "Existing Guaranty Agreement"); and

WHEREAS, Borrower and Lender have amended and supplemented the Existing Credit Agreement by entering into that certain First Amendment and Supplement to Credit Agreement dated as of May 8, 1996 (the "First Amendment and Supplement to Credit Agreement"), whereby, pursuant to the terms and conditions contained therein, Lender agreed to renew, rearrange, increase and modify the indebtedness outstanding under the Existing Credit Agreement (the Existing Credit Agreement, as so amended and supplemented, and as the same may from time to time be further amended or supplemented, hereinafter called the "Credit Agreement"); and

WHEREAS, one of the conditions for Lender entering into the First Amendment and Supplement to Credit Agreement is the execution and delivery by Guarantor of this Guaranty Agreement;

NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce Lender, at its option, at any time or from time to time, to loan monies, with or without security to or for the account of Borrower, (iii) at the special insistence and request of Lender, and (iv) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor and Lender hereby agree to amend and restate the Existing Guranty Agreement in its entirety as follows:


                            ARTICLE I

                          General Terms

Section 1.1 Terms Defined Above. As used in this Guaranty Agreement, the terms "Borrower," "Credit Agreement," "Guarantor" and "Lender" and shall have the meanings indicated above.

Section 1.2 Certain Definitions. As used in this Guaranty Agreement, the following terms shall have the following meanings, unless the context otherwise requires:
     "Collateral" shall have the meaning indicated in Section 4.1.
     "Guaranty Agreement" shall mean this Amended and Restated Guaranty Agreement, as the same may from time to time be amended or supplemented.

     "Liabilities" shall have the meaning indicated in Section 2.1.

Section 1.3 Credit Agreement Definitions. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.


                                   ARTICLE 2

                                  The Guaranty

Section 2.1 Liabilities Guaranteed; Maximum Liability. (a) Guarantor hereby unconditionally and irrevocably guarantees the prompt payment when due, whether at maturity or otherwise, of the following (hereinafter called the "Liabilities"):

(i) All indebtedness, obligations including reimbursement obligations and liabilities of any kind of Borrower to Lender and the due fulfillment and performance of all obligations now or hereafter owed by Borrower to Lender (and also to others to the extent of participations granted them by Lender) arising out of and pursuant to the Credit Agreement, now outstanding or owing or which may hereafter be existing or incurred, directly between Borrower and Lender or acquired outright as a participation, conditionally or as collateral security from another by Lender, absolute or contingent,joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to Lender of Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, the Indebtedness, as defined in the Credit Agreement, including without limitation (A) the Note, being that certain promissory note of even date herewith in the amount of $1,778,560.00, executed by Borrower and payable to the order of Lender; (B) any and all renewals, extensions for any period, rearrangements increases and/or modifications of the Note; (C) any Letters of Credit issued or to be issued by the Lender for the account of Borrower and described or referred to in the Credit Agreement, and any and all renewals, extensions, amendments and/or reissues of any such Letters of Credit; and (D) any and all other Loan Documents or other documents executed in connection with or as security for the Credit Agreement, the Note and/or the Letters of Credit;

(ii) All interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Lender in connection with the execution, administration or enforcement of Lender's rights and remedies under the Credit Agreement, the Note, the Letters of Credit or any other Loan Documents or other agreements with Borrower; and

(iii) All post-petition interest on the Liabilities in the event of a bankruptcy or insolvency of the Borrower.

Section 2.2 Nature of Guaranty. This is an irrevocable, absolute, unconditional, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Liabilities or any extension of credit already or hereafter contracted by or extended to Borrower need be given to Guarantor. The fact that the Liabilities may be rearranged, increased, reduced, extended for any period and/or renewed from time to time or paid in full without notice to Guarantor shall not release, discharge or reduce the obligation of Guarantor with respect to the Liabilities, and Guarantor shall remain fully bound hereunder. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of the Liabilities, as set forth herein, any prior release or discharge from the terms of this Guaranty
Agreement given to Guarantor by Lender shall be without effect, and this Guaranty Agreement shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance. This Guaranty Agreement may be enforced by Lender and any subsequent holder of the Liabilities and shall not be dis-charged by the assignment or negotiation of all or part of the Liabilities.
This Guaranty Agreement may not be revoked by Guarantor and shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy, reorganization, receivership or other debtor relief proceeding involving Borrower, or after any attempted revocation by Guarantor and after Guarantor's death (in which event this Guaranty Agreement shall be binding upon Guarantor's estate and Guarantor's heirs and legal representatives), all as though such payment had not been made. Guarantor hereby expressly waives notice of intent to accelerate, notice of acceleration, presentment, demand, notice of non-payment, protest, notice of protest and dishonor or any other notice whatsoever on any and all forms of such Liabilities, and also notice of acceptance of this Guaranty Agreement, Acceptance on the part of Lender being conclusively presumed by its request for this Guaranty Agreement and delivery of the same to it.

Section 2.3 Lender's Rights. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, to take and hold security for the payment of this Guaranty Agreement and/or any of the Liabilities, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and to obtain a guaranty of the Liabilities from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties, and Guarantor hereby acknowledges and agrees that the obligations of all Persons to pay and satisfy the Liabilities pursuant to their respective guaranties (including Guarantor's obligations under this Guaranty Agreement) shall be joint and several. It is hereby understood and agreed that whether and when and in what order to exercise any of the remedies of Lender under the Credit Agreement, the Note, or any other Loan Document executed in connection with the Liabilities, shall be in the sole and absolute discretion of Lender, and no delay by Lender to enforce any remedy, including delay in conducting a foreclosure sale or other disposition of collateral, shall be a defense to Guarantor's liability under this Guaranty Agreement.

Section 2.4 Guarantor's Waivers. Guarantor waives any right to require Lender (and it shall not be necessary for Lender, in order to enforce such payment by Guarantor to first) (a) to proceed against Borrower or any other Person liable on the Liabilities, (b) to proceed against or exhaust any security given to secure the Liabilities, (c) to have Borrower joined with Guarantor in any suit arising out of this Guaranty Agreement and/or any of the Liabilities, (d) to enforce its rights against any other guarantor of the Liabilities, (e) to pursue or exhaust any other remedy in Lender's power whatsoever, or (f) to preserve or perfect any liens or security interests against any collateral whatsoever. Lender shall not be required to mitigate damages or take any action to reduce, collect or enforce the Liabilities. Guarantor waives any defense or right to the marshalling of any security given to secure the Liabilities. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of any of the Liabilities, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Until all the Liabilities shall have been paid in full, Guarantor shall have no right of subrogation, waives all of its rights at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to seek contribution, indemnification or any other form of reimbursement from or to enforce any remedy which Lender now has or may hereafter have against Borrower or any other Person primarily or secondarily liable for any of the Liabilities and waives any benefit of and any right to participate in any security now or hereafter held by Lender to secure directly or indirectly all or any of the Liabilities. Guarantor waives any and all defenses which might otherwise be available (but only to the extent permitted by law) by virtue of any valuation, stay, moratorium law or similar law now or hereafter in effect.

Section 2.5 Maturity of Liabilities; Payment. Guarantor agrees that if the maturity of any Liabilities is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to Guarantor.

Guarantor will pay, forthwith upon notice from Lender of Borrower's failure to pay any Liabilities at maturity, to Lender at Lender's banking quarters in Houston, Harris County, Texas, the amount due and unpaid by Borrower and guaranteed hereby. The failure of Lender to give this notice shall not in any way release Guarantor hereunder.

Section 2.6 Lender's Expenses. If Guarantor fails to pay the Liabilities after notice from Lender of Borrower's failure to pay any Liabilities at maturity, and if Lender obtains the services of an attorney for collection of amounts owing by Guarantor hereunder, or obtains advise of counsel in respect of any of its rights hereunder, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder, or if any amount owing by Guarantor hereunder is collected through such proceedings, Guarantor agrees to pay Lender at Lender's banking quarters all court costs and Lender's reasonable attorneys' fees.

Section 2.7 Primary Liability. It is expressly agreed that the liability of Guarantor for the payment of the Liabilities guaranteed hereby shall be primary and not secondary.

Section 2.8 Events and Circumstances Not Reducing or Discharging Guarantor's Obligations. Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including, without limitation, rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

(a) Modifications, etc. Any modification, amendment, supplement, renewal, extension for any period, increase, decrease, alteration or rearrangement of all or any part of the Liabilities, or of the Note, or the Credit Agreement or any other Loan Document executed in connection therewith, or any contract or understanding between Borrower and Lender, or any other Person, pertaining to the Liabilities;

(b) Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Guarantor or any other Person liable on the Liabilities;

(c) Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower or any other Person at any time liable for the payment of all or part of the Liabilities; or any dissolution of Borrower or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders or members of Borrower; or any reorganization of Borrower;

(d) Invalidity of Liabilities. The invalidity, illegality or unenforceability of all or any part of the Liabilities, or any document or agreement executed in connection with the Liabilities,for any reason whatsoever, including without limitation the fact that

(i) the Liabilities, or any part thereof, exceeds the amount permitted by law,
(ii) the act of creating the Liabilities or any part thereof is ultra vires,
(iii) the officers or representatives executing the documents or otherwise creating the Liabilities acted in excess of their authority, (iv) the Liabilities or any part thereof violate applicable usury laws, (v) the Borrower or any other Person at any time liable for the payment of all or any part of the Liabilities has valid defenses, claims or offsets (whether at law or in equity, by agreement or by statute) which render the Liabilities wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Liabilities (or the execution, delivery and performance of any document or instrument representing part of the Liabilities or executed in connection with the Liabilities, or given to secure the repayment of the Liabilities) is illegal, uncollectible, legally impossible or unenforceable, or
(vii) the Credit Agreement, any other Loan Document, or any other document or instrument pertaining to the Liabilities has been forged or otherwise is irregular or not genuine or authentic;

(e) Release of Obligors. Any full or partial release of the liability of Borrower on the Liabilities or any part thereof, or of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Liabilities or any part thereof; it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Liabilities in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty

Agreement on the basis of a contemplation, belief, understanding or agreement that any other Person will be liable to perform the Liabilities, or Lender will look to any other Person to perform the Liabilities;

(f) Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Liabilities;

(g) Release of Collateral, etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Liabilities;

(h) Care and Diligence. The failure of Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(i) Status of Liens. The fact that any collateral, security or Lien contemplated or intended to be given, created or granted as security for the repayment of the Liabilities shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien; it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Liabilities;

(j) Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else; or

(k) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Credit Agreement, any other Loan Document, the Liabilities, or the security and collateral therefor, whether or not such action
or omission prejudices   Guarantor or increases the likelihood that Guarantor
will be required to pay the Liabilities pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Liabilities when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Liabilities.


                                  ARTICLE 3

              Representations, Warranties and Financial Information

Section 3.1 Representations and Warranties. In order to induce Lender to accept this Guaranty Agreement, Guarantor represents and warrants to Lender (which representations andwarranties will survive the creation of the Liabilities and any extension of credit thereunder) that:

(a) Benefit to Guarantor. Guarantor's guaranty pursuant to this Guaranty Agreement reasonably has benefitted or may be expected to benefit, directly or indirectly, Guarantor.

(b) Binding Obligations. This Guaranty Agreement constitutes valid and binding obligations of Guarantor, enforceable in accordance with its terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

(c) No Legal Bar or Resultant Lien. This Guaranty Agreement will not violate any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Guarantor is subject, or result in the creation or imposition of any Lien upon any Properties of Guarantor (other than those, if any, granted hereby or permitted by the Credit Agreement).

(d) No Consent. Guarantor's execution, delivery and performance of this Guaranty Agreement does not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

(e) Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note and Liabilities; provided, however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement.

(f) No Representation. Neither Lender nor any other Person has made any representation, warranty or statement to Guarantor with regard to the Borrower or any Person liable for the payment of all or any part of the Liabilities, or their respective financial condition in order to induce Guarantor to execute this Guaranty Agreement.

(g) Solvency. Guarantor hereby represents that (i) it is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Guaranty Agreement, (ii) it is not engaged in business or a transaction, or about to engage in a business or a transaction, for which any property or assets remaining with such Guarantor is unreasonably small capital, and (iii) it does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

Section 3.2 Financial Information. Guarantor will furnish to Lender such information respecting the condition, financial or otherwise, of Guarantor as Lender may from time to time request and will furnish to Lender as soon as available and in any event within 120 days after the end of each calendar year the personal financial statement of Guarantor for such year,including statements of contingent liabilities and cash flow, certified by Guarantor.

                               ARTICLE 4

                               Security

Section 4.1 Grant of Security Interest. As security for Guarantor's obligations hereunder, Guarantor hereby grants to Lender a security interest in, a general lien upon and/or right of set-off against the following (herein referred to as the Collateral): the balance of every deposit account, now or hereafter existing, of Guarantor with Lender and any other claim of Guarantor against Lender, now or hereafter existing, and all money, instruments, securities, documents, chattel paper, credits, claims, demands and any other property, rights and interest of Guarantor, which at any time shall come into the possession or custody or under the control of Lender or any of its agents or affiliates, for any purpose, and shall include the proceeds, products and accessions of and to any thereof. Lender shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents or affiliates.

Section 4.2 Financing Statements. The right is expressly granted to Lender, at its discretion, to file one or more financing statements or a copy of this Guaranty Agreement under the Uniform Commercial Code naming Guarantor, as Debtor, and Lender, as Secured Party, and indicating therein the types or describing the items of Collateral.

Section 4.3 Remedies. In the event of default under this Guaranty Agreement, Lender may sell or cause to be sold in Harris County, Texas, or elsewhere, in one or more sales or parcels, at such price as Lender may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral at any broker's board or at public or private sale, without demand or performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), and Lender or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of Guarantor, any such demand, notice or right and equity being hereby expressly waived and released.

Section 4.4 Rights. The grant of the above security interest and lien shall not in any way limit or be construed as limiting Lender to collect payment of Guarantor's obligations hereunder only out of the Collateral, but it is expressly understood and provided that all such obligations shall constitute the absolute and unconditional obligations of Guarantor. Lender shallnot be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.


                            ARTICLE 5

                           Miscellaneous

         Section 5.1 Successors and Assigns. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of Lender and is and shall always be fully binding upon the legal representatives, successors and assigns of Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization or other event affecting Guarantor.

Section 5.2 Notices. Lender's address for notice hereunder shall be 24 Greenway Plaza, Suite 1401, Houston, Texas 77046, until Borrower has received express written notice of a change of address. Guarantor's address for notice hereunder shall be the address given under Guarantor's signature below, until Lender has received express written notice of a change of address. Any notice or demand to Guarantor under or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to Guarantor at the address of Guarantor appearing on the records of Lender, in the U.S. mail, but actual notice, however given or received, shall always be effective.

Section 5.3 Applicable Law. This Guaranty Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the State of Texas.

Section 5.4 Jurisdiction. All actions or proceedings with respect to this Guaranty Agreement may be instituted in the courts of the State of Texas, the United States District Court for the Southern District of Texas (Houston Division), or elsewhere to the extent that jurisdiction shall exist apart from the provisions of this Section, as Lender may elect, and by execution and delivery of this Guaranty Agreement, Guarantor irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of such court, and irrevocably and unconditionally waives (a) any objection Guarantor may now or hereafter have to the laying of venue in any of such courts, and (b) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum. However, Guarantor does not waive its right to remove any cause of action brought in State Court to the United States District Court for the Southern District of Texas (Houston Division). This submission to jurisdiction and venue is nonexclusive and does not prevent
Lender from obtaining jurisdiction in any court otherwise having jurisdiction or venue. Guarantor hereby designates and appoints Richard Robert, 1100 Louisiana, Ste 3030, Houston, Texas 77002 as its authorized agent in the State of Texas to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding in the State of Texas, and Guarantor agrees that any service of process upon such agent shall be deemed in every respect effective service upon Guarantor. Guarantor agrees that so long as Guarantor shall be obligated to Lender under this Guaranty Agreement, Guarantor shall maintain duly appointed agents satisfactory to Lender for the service of process in the State of Texas and shall keep Lender advised in writing of the identity and location of such agents. The failure of such agents to give notice to Guarantor of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.

         Section 5.5  Complete Agreement.

         This Guaranty Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporane-ous, or subsequent oral agreements of the parties.

         There are no unwritten oral agreements between the parties.

         WITNESS THE EXECUTION HEREOF, as of the 8th day of May, 1996.



                           By:
                           STEVENS G. HERBST

                           Address:





Accepted as of the 8th day of May, 1996.

COMPASS BANK-HOUSTON


By:
Name:
Title:

                   AMENDED AND RESTATED GUARANTY AGREEMENT

                                Between

                       MIDCOAST ENERGY RESOURCES, INC.

                                  and

                            COMPASS BANK-HOUSTON

                               May 8, 1996

                  AMENDED AND RESTATED GUARANTY AGREEMENT


         THIS AMENDED AND RESTATED GUARANTY AGREEMENT is by MIDCOAST ENERGY RESOURCES, INC., a Nevada corporation (hereinafter called
"Guarantor"), in favor of COMPASS BANK-HOUSTON, a Texas State
Chartered Banking Institution, having banking quarters at 24
Greenway Plaza, Suite 1401, Houston, Texas 77046 (hereinafter called "Lender");

                          W I T N E S S E T H:

14. WHEREAS, on December 20, 1995, Magnolia Pipeline Corporation, an Alabama corporation (the "Borrower") and Lender entered into that certain Credit Agreement (the "Existing Credit Agreement"), whereby, pursuant to the terms and conditions contained therein, Lender agreed to make loans to and extensions of credit on behalf of Borrower; and

         WHEREAS, to satisfy one of the terms and conditions of the Credit Agreement, Guarantor executed that certain Guaranty
Agreement dated as of December 20, 1995 in favor of Lender (the
"Existing Guaranty Agreement"); and

         WHEREAS, Borrower and Lender have amended and supplemented the Existing Credit Agreement by entering into that certain First
Amendment and Supplement to Credit Agreement dated as of May ____, 1996 (the "First Amendment and Supplement to Credit Agreement"), whereby, pursuant to the terms and conditions contained therein, Lender agreed to renew, rearrange, increase and modify the indebtedness outstanding under the Existing Credit Agreement (the Existing Credit Agreement, as so amended and supplemented, and as the same may from time to time be further amended or supplemented, hereinafter called the "Credit Agreement"); and

         WHEREAS, one of the conditions for Lender entering into the First Amendment and Supplement to Credit Agreement is the execution and delivery by Guarantor of this Guaranty Agreement;

         NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce Lender, at its option, at any time or from time to time, to loan monies, with or without security to or for the account of Borrower, (iii) at the special insistence and request of Lender, and (iv) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor and Lender hereby agree to amend and restate the Existing Guaranty Agreement in its entirety as follows:

                          ARTICLE I

                        General Terms

         Section 1.1 Terms Defined Above. As used in this Guaranty Agreement, the terms "Borrower," "Credit Agreement," "Guarantor" and "Lender" and shall have the meanings indicated above.

         Section 1.2 Certain Definitions. As used in this Guaranty Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

                  "Collateral" shall have the meaning indicated in Section
         4.1.

                  "Guaranty Agreement" shall mean this Amended and Restated Guaranty Agreement, as the same may from time to time be amended or supplemented.

                  "Liabilities" shall have the meaning indicated in Section
         2.1.

         Section 1.3 Credit Agreement Definitions. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.


                               ARTICLE 2

                              The Guaranty

         Section 2.1 Liabilities Guaranteed; Maximum Liability. (a) Guarantor hereby unconditionally and irrevocably guarantees the prompt payment when due, whether at maturity or otherwise, of the following (hereinafter called the "Liabilities"):

                  (i) All indebtedness, obligations including reimburse-ment obligations and liabilities of any kind of Borrower to Lender and the due fulfillment and performance of all obliga-tions now or hereafter owed by Borrower to Lender (and also to others to the extent of participations granted them by Lender) arising out of and pursuant to the Credit Agreement, now outstanding or owing or which may hereafter be existing or incurred, directly between Borrower and Lender or acquired outright as a participation, conditionally or as collateral security from another by Lender, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to Lender of Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, the Indebtedness, as defined in the Credit Agreement, including without limita-tion (A) the Note, being that certain promissory note of even date herewith in the amount of $1,778,560.00 executed by Borrower and payable to the order of Lender; (B) any and all renewals, extensions for any period, rearrangements, increases and/or modifications of the Note; (C) any Letters of Credit issued or to be issued by the Lender for the account of Borrower and described or referred to in the Credit Agreement, and any and all renewals, extensions, amendments and/or reissues of any such Letters of Credit; and (D) any and all other Loan Documents or other documents executed in connection with or as security for the Credit Agreement, the Note and/or the Letters of Credit;

             (ii) All interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Lender in connection with the execution, administration or enforcement of Lender's rights and remedies under the Credit Agreement, the Note, the Letters of Credit or any other Loan Documents or other agreements with Borrower; and

            (iii) All post-petition interest on the Liabilities in the event of a bankruptcy or insolvency of the Borrower.

         Section 2.2 Nature of Guaranty. This is an irrevocable, absolute, unconditional, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Liabilities or any extension of credit already or hereafter contracted by or extended to Borrower need be given to Guarantor. The fact that the Liabilities may be rearranged, increased, reduced, extended for any period and/or renewed from time to time or paid in full without notice to Guarantor shall not release, discharge or reduce the obligation of Guarantor with respect to the Liabilities, and Guarantor shall remain fully bound hereunder. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of the Liabilities, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to Guarantor by Lender shall be without effect, and this Guaranty Agreement shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance. This Guaranty Agreement may be enforced by Lender and any subsequent holder of the Liabilities and shall not be dis-charged by the assignment or negotiation of all or part of the Liabilities. This Guaranty Agreement may not be revoked by Guarantor and shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabili-ties is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy, reorganization, receivership or other debtor relief proceeding involving Borrower, or after any attempted revocation by Guarantor, all as though such payment had not been made. Guarantor hereby expressly waives notice of intent to accelerate, notice of acceleration, presentment, demand, notice of non-payment, protest, notice of protest and dishonor or any other notice whatsoever on any and all forms of such Liabilities, and also notice of acceptance of this Guaranty Agreement, acceptance on the part of Lender being conclusively presumed by its request for this Guaranty Agreement and delivery of the same to it.

         Section 2.3 Lender's Rights. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, to take and hold security for the payment of this Guaranty Agreement and/or any of the Liabilities, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and to obtain a guaranty of the Liabilities from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties, and Guarantor hereby acknowledges and agrees that the obligations of all Persons to pay and satisfy the Liabilities pursuant to their respective guaranties (including Guarantor's obligations under this Guaranty Agreement) shall be joint and several. It is hereby understood and agreed that whether and when and in what order to exercise any of the remedies of Lender under the Credit Agreement, the Note, or any other Loan Document executed in connection with the Liabilities, shall be in the sole and absolute discretion of Lender, and no delay by Lender to enforce any remedy, including delay in conducting a foreclosure sale or other disposition of collateral, shall be a defense to Guarantor's liability under this Guaranty Agreement.

         Section 2.4 Guarantor's Waivers. Guarantor waives any right to require Lender (and it shall not be necessary for Lender, in order to enforce such payment by Guarantor to first) (a) to proceed against Borrower or any other Person liable on the Liabilities,
(b) to proceed against or exhaust any security given to secure the Liabilities, (c) to have Borrower joined with Guarantor in any suit arising out of this Guaranty Agreement and/or any of the Liabili-ties, (d) to enforce its rights against any other guarantor of the Liabilities, (e) to pursue or exhaust any other remedy in Lender's power whatsoever, or (f) to preserve or perfect any liens or security interests against any collateral whatsoever. Lender shall not be required to mitigate damages or take any action to reduce, collect or enforce the Liabilities. Guarantor waives any defense or right to the marshalling of any security given to secure the Liabilities. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of any of the Liabilities, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Until all the Liabilities shall have been paid in full, Guarantor shall have no right of subrogation, waives all of its rights at law or in equity (including, without limitation, any law subrogating
Guarantor to the rights of Lender) to seek contribution, indemnifi-cation or any other form of reimbursement from or to enforce any remedy which Lender now has or may hereafter have against Borrower or any other Person primarily or secondarily liable for any of the Liabilities and waives any benefit of and any right to participate in any security now or hereafter held by Lender to secure directly or indirectly all or any of the Liabilities. Guarantor waives any and all defenses which might otherwise be available (but only to the extent permitted by law) by virtue of any valuation, stay, moratorium law or similar law now or hereafter in effect.

         Section 2.5 Maturity of Liabilities; Payment. Guarantor agrees that if the maturity of any Liabilities is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to Guarantor. Guarantor will pay, forthwith upon notice from Lender of Borrower's failure to pay any Liabilities at maturity, to Lender at Lender's banking quarters in Houston, Harris County, Texas, the amount due and unpaid by Borrower and guaranteed hereby. The failure of Lender to give this notice shall not in any way release Guarantor hereunder.

         Section 2.6 Lender's Expenses. If Guarantor fails to pay the Liabilities after notice from Lender of Borrower's failure to pay any Liabilities at maturity, and if Lender obtains the services of an attorney for collection of amounts owing by Guarantor hereunder, or obtains advise of counsel in respect of any of its rights hereunder, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder, or if any amount owing by Guarantor hereunder is collected through such proceedings, Guarantor agrees to pay Lender at Lender's banking quarters all court costs and Lender's reasonable attorneys' fees.

         Section 2.7 Primary Liability. It is expressly agreed that the liability of Guarantor for the payment of the Liabilities guaranteed hereby shall be primary and not secondary.

         Section 2.8 Events and Circumstances Not Reducing or Discharging Guarantor's Obligations. Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including, without limitation, rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

                  (a) Modifications, etc. Any modification, amendment, supplement, renewal, extension for any period, increase, decrease, alteration or rearrangement of all or any part of the Liabilities, or of the Note, or the Credit Agreement or any other Loan Document executed in connection therewith, or any contract or understanding between Borrower and Lender, or any other Person, pertaining to the Liabilities;

                  (b) Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Guarantor or any other Person liable on the Liabilities;

                  (c) Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower or any other Person at any time liable for the payment of all or part of the Liabilities; or any dissolution of Borrower or Guaran-tor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor;

                  (d) Invalidity of Liabilities. The invalidity, illegal-ity or unenforceability of all or any part of the Liabilities, or any document or agreement executed in connection with the Liabilities, for any reason whatsoever, including without limitation the fact that (i) the Liabilities, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Liabilities or any part thereof is ultra vires,
         (iii) the officers or representatives executing the documents or otherwise creating the Liabilities acted in excess of their authority, (iv) the Liabilities or any part thereof violate applicable usury laws, (v) the Borrower or any other Person at any time liable for the payment of all or any part of the Liabilities has valid defenses, claims or offsets (whether at law or in equity, by agreement or by statute) which render the Liabilities wholly or partially uncollectible from Borrower,
         (vi) the creation, performance or repayment of the Liabilities
         (or the execution, delivery and performance of any document or instrument representing part of the Liabilities or executed in connection with the Liabilities, or given to secure the repayment of the Liabilities) is illegal, uncollectible, legally impossible or unenforceable, or (vii) the Credit
         Agreement, any other Loan Document, or any other document or instrument pertaining to the Liabilities has been forged or otherwise is irregular or not genuine or authentic;

                  (e) Release of Obligors. Any full or partial release of the liability of Borrower on the Liabilities or any part thereof, or of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guaran-tee or assure the payment of the Liabilities or any part thereof; it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Liabili-ties in full without assistance or support of any other
         Person, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that any other Person will be liable to perform the Liabilities, or Lender will look to any other Person to perform the Liabilities;

                  (f) Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Liabilities;

                  (g) Release of Collateral, etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Liabilities;

                  (h) Care and Diligence. The failure of Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

                  (i) Status of Liens. The fact that any collateral, security or Lien contemplated or intended to be given, created or granted as security for the repayment of the Liabilities shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien; it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceabili-ty, collectibility or value of any of the collateral for the Liabilities;

                  (j) Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else; or

                  (k) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Credit
         Agreement, any other Loan Document, the Liabilities, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Liabilities pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Liabilities when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoev-er, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Liabilities.


                           ARTICLE 3

            Representations, Warranties and Covenants

         Section 3.1 Representations and Warranties. In order to induce Lender to accept this Guaranty Agreement, Guarantor represents and warrants to Lender (which representations and warranties will survive the creation of the Liabilities and any extension of credit thereunder) that:

                  (a) Benefit to Guarantor. Guarantor's guaranty pursuant to this Guaranty Agreement reasonably has benefitted or may be expected to benefit, directly or indirectly, Guarantor.

                  (b) Directors' Determination of Benefit. The Board of Directors of Guarantor, acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to a valid unanimous consent, has determined that this Guaranty
         Agreement directly or indirectly benefits and is in the best interests of Guarantor.

                  (c) Corporate Existence. Guarantor is a corporation duly organized, legally existing and in good standing under the laws of Nevada, and is duly qualified as a foreign corporation in all jurisdictions wherein the property owned or the business transacted by it makes such qualification necessary.

                  (d) Corporate Power and Authorization. Guarantor is duly authorized and empowered to execute, deliver and perform this Guaranty Agreement and all corporate action on Guarantor's part requisite for the due execution, delivery and performance of this Guaranty Agreement has been duly and effectively taken.

                  (e) Binding Obligations. This Guaranty Agreement constitutes valid and binding obligations of Guarantor, enforceable in accordance with its terms (except that enforce-ment may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

                  (f) No Legal Bar or Resultant Lien. This Guaranty Agreement will not violate any provisions of Guarantor's articles or certificate of incorporation, bylaws, or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Guarantor is subject, or result in the creation or imposition of any Lien upon any Properties of Guarantor (other than those, if any, granted hereby or permitted by the Credit Agreement).

                  (g) No Consent. Guarantor's execution, delivery and performance of this Guaranty Agreement does not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

                  (h) Authorization. The undersigned, signing for and on behalf of Guarantor is duly authorized and empowered to execute this Guaranty Agreement for and on behalf of Guaran-tor.

                  (i) Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note and Liabilities; provided, however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement.

                  (j) No Representation. Neither Lender nor any other Person has made any representation, warranty or statement to Guarantor with regard to the Borrower or any Person liable for the payment of all or any part of the Liabilities, or their respective financial condition in order to induce Guarantor to execute this Guaranty Agreement.

                  (k) Solvency. Guarantor hereby represents that (i) it is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Guaranty Agreement,
         (ii) it is not engaged in business or a transaction, or about to engage in a business or a transaction, for which any property or assets remaining with such Guarantor is unreason-ably small capital, and (iii) it does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

                  (l) Financial Representations. The balance sheets of Guarantor and its subsidiaries as at December 31, 1995, and the related statements of operations and retained earnings of Guarantor and its subsidiaries for the fiscal year then ended, copies of which have been furnished to Lender, fairly present the financial condition of Guarantor and its subsidiaries as at such date and the results of operations of Guarantor and its subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principals consistently applied, and since October 31, 1995, there has been no material adverse change in such condition or opera-tions.

         Section 3.2 Covenants. Guarantor covenants and agrees that, so long as the Commitment is in effect and until payment in full of the Liabilities:

                  (a) Financial Information. Guarantor will furnish to Lender such information respecting the condition or opera-
         tions, financial or otherwise, of Guarantor and of any of its subsidiaries as Lender may from time to time request and will furnish to Lender (i) as soon as available and in any event within 60 days after the end of each calendar month, the
         consolidated balance sheets of    Guarantor and its subsidiar-
         ies as at the end of such month and the consolidated state-ments of operations of Guarantor and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such month, certified by a Responsible Officer of Guarantor, (ii) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of Guarantor, the consolidating balance sheets of Guarantor and its subsidiaries as at the end of such quarter and the consolidating statements of operations of Guarantor and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by a Responsible Officer of Guarantor, and (iii) as soon as available and in any event within 120 days after the end of each fiscal year of Guarantor the audited consolidated (and the unaudited consolidating) balance sheets of Guarantor and its subsidiaries as at the end of such year and the audited consolidated (and the unaudited consoli-dating) statements of operations of Guarantor and its subsid-iaries for the fiscal year then ended, certified, in the case of such audited statements, by independent public accountants acceptable to Lender.

                  (b) Guarantor will furnish to Lender promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by Guarantor to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Guarantor with or received by Guarantor in connection therewith from any securities exchange or the SEC or any successor agency.



                                 ARTICLE 4

                                 Security

         Section 4.1 Grant of Security Interest. As security for Guarantor's obligations hereunder, Guarantor hereby grants to Lender a security interest in, a general lien upon and/or right of set-off against the following (herein referred to as the Collater-al): the balance of every deposit account, now or hereafter existing, of Guarantor with Lender and any other claim of Guarantor against Lender, now or hereafter existing, and all money, instru-ments, securities, documents, chattel paper, credits, claims, demands and any other property, rights and interest of Guarantor, which at any time shall come into the possession or custody or under the control of Lender or any of its agents or affiliates, for any purpose, and shall include the proceeds, products and acces-sions of and to any thereof. Lender shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents or affiliates.

         Section 4.2 Financing Statements. The right is expressly granted to Lender, at its discretion, to file one or more financing statements or a copy of this Guaranty Agreement under the Uniform Commercial Code naming Guarantor, as Debtor, and Lender, as Secured Party, and indicating therein the types or describing the items of Collateral.

         Section 4.3 Remedies. In the event of default under this Guaranty Agreement, Lender may sell or cause to be sold in Harris County, Texas, or elsewhere, in one or more sales or parcels, at such price as Lender may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral at any broker's board or at public or private sale, without demand or performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), and Lender or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of Guaran-tor, any such demand, notice or right and equity being hereby expressly waived and released.

         Section 4.4 Rights. The grant of the above security interest and lien shall not in any way limit or be construed as limiting
Lender to collect payment of Guarantor's obligations hereunder only out of the Collateral, but it is expressly understood and provided that all such obligations shall constitute the absolute and unconditional obligations of Guarantor. Lender shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

                              ARTICLE 5

                            Miscellaneous

         Section 5.1 Successors and Assigns. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of Lender and is and shall always be fully binding upon the legal representatives, successors and assigns of Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization or other event affecting Guarantor.

         Section 5.2 Notices. Lender's address for notice hereunder shall be 24 Greenway Plaza, Suite 1401, Houston, Texas 77046, until Borrower has received express written notice of a change of address. Guarantor's address for notice hereunder shall be the address given under Guarantor's signature below, until Lender has received express written notice of a change of address. Any notice or demand to Guarantor under or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to Guarantor at the address of Guarantor appearing on the records of Lender, in the U.S. mail, but actual notice, however given or received, shall always be effective.

         Section 5.3 Applicable Law. This Guaranty Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the State of Texas.

         Section 5.4 Jurisdiction. All actions or proceedings with respect to this Guaranty Agreement may be instituted in the courts of the State of Texas, the United States District Court for the Southern District of Texas (Houston Division), or elsewhere to the extent that jurisdiction shall exist apart from the provisions of this Section, as Lender may elect, and by execution and delivery of this Guaranty Agreement, Guarantor irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of such court, and irrevocably and unconditionally waives (a) any objection Guarantor may now or hereafter have to the laying of venue in any of such courts, and (b) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum. However, Guarantor does not waive its right to remove any cause of action brought in State Court to the United States District Court for the Southern District of Texas (Houston Division). This submission to jurisdiction and venue is nonexclu-sive and does not prevent Lender from obtaining jurisdiction in any court otherwise having jurisdiction or venue. Guarantor hereby designates and appoints Richard Robert, whose address is c/o Midcoast Energy Resources, Inc., 1100 Louisiana, Suite 3030, Houston, Texas 77002, as its authorized agent in the State of Texas to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding in the State of Texas, and Guarantor agrees that any service of process upon such agent shall be deemed in every respect effective service upon Guarantor. Guarantor agrees that so long as Guarantor shall be obligated to Lender under this Guaranty Agreement, Guarantor shall maintain duly appointed agents satisfactory to Lender for the service of process in the State of Texas and shall keep Lender advised in writing of the identity and location of such agents. The failure of such agents to give notice to Guarantor of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.

         Section 5.5  Complete Agreement.

         This Guaranty Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporane-ous, or subsequent oral agreements of the parties.

         There are no unwritten oral agreements between the parties.




                       [SIGNATURES BEGIN NEXT PAGE]

         WITNESS THE EXECUTION HEREOF, as of the 8th day of May, 1996.


                           MIDCOAST ENERGY RESOURCES, INC.


                           By:
                           Name:
                           Title:

                           Address:
                           1100 Louisiana, Suite 3030
                           Houston, Texas  77002



Accepted as of the 8th day of May, 1996.

COMPASS BANK-HOUSTON


By:
Name:
Title: